UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 15, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2010, 1st Financial Services Corporation (the “Corporation”) filed Articles of Amendment with the North Carolina Department of the Secretary of State, amending its Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from twenty million to thirty-five million, as more fully described in the Corporation’s Proxy Statement, dated May 7, 2010. The Articles of Amendment are attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 15, 2010, the Corporation held its Annual Meeting of Stockholders. Of the 5,024,950 shares of common stock outstanding as of the record date for the meeting, 3,569,660 shares were present at the meeting in person or by proxy. The results of the meeting are as follows:

1)	Election of four directors, each for a term of three years:

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael D. Foster	2,304,202	274,708	990,750
James C. Kirkpatrick	2,309,737	269,173	990,750
Michael G. Mayer	2,394,042	184,868	990,750
Van F. Phillips	2,365,254	213,656	990,750

The four nominees for election as directors received the greatest number of votes and were elected directors.

2)	Proposal for advisory vote on executive compensation - To approve a non-binding, advisory resolution to approve the compensation of the Corporation’s named executive officers:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,984,828	515,870	68,962	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

3)	Proposal to amend the Corporation’s Articles of Incorporation - To increase the number of authorized shares of common stock from twenty million (20,000,000) to thirty-five million (35,000,000)

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,885,914	594,105	77,923	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Articles of Amendment of 1st Financial Services Corporation, filed with the North Carolina Department of the Secretary of State on June 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: June 17, 2010	By:	/s/ Holly L. Schreiber
Holly L. Schreiber
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Articles of Amendment of 1st Financial Services Corporation, filed with the North Carolina Department of the Secretary of State on June 17, 2010.

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